UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

Energem Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-41070	N/A
(Commission File Number)	(IRS Employer Identification No.)

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +(60) 3270 47622

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia 59200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one redeemable warrant	ENCPU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ENCP	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ENCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Energem Corp., a Cayman Islands exempted company (“Energem”), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”), which will include a preliminary proxy statement of Energem, and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving Energem and Graphjet Technology Sdn. Bhd., a Malaysian private limited company (“Graphjet”). The definitive proxy statement and other relevant documents will be mailed to securityholders of Energem as of a record date to be established for a special meeting to be held to approve the Business Combination. Securityholders of Energem and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Energem’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about Energem, Graphjet and the Business Combination. Energem securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at sec.gov or by directing a request to: Energem Corp., Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South, Wilayah Persekutuan Kuala Lumpur, Malaysia.

Item 1.01. Entry into a Material Definitive Agreement.

Share Purchase Agreement

This section describes the material provisions of the Share Purchase Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1. Energem’s securityholders and other interested parties are urged to read such agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Share Purchase Agreement.

General Terms and Effects

On August 1, 2022, Energem Corp., a Cayman Islands exempted company (the “Energem”), entered into a share purchase agreement (the “Share Purchase Agreement”) with Graphjet Technology Sdn. Bhd., a Malaysian private limited company (“Graphjet”), that converts palm kernel shells to essential raw materials such as graphene and graphite used to produce batteries in the electric vehicle space among other products. The Share Purchase Agreement is by and among Energem, Graphjet, Swee Guan Hoo, solely in his capacity as the representative of the shareholders of Energem, and their successors and assignees (the “Purchaser Representative”), from and after the closing of the Business Combination (the “Closing”), and the holders of all issued and outstanding shares of Graphjet (the “Graphjet Shares”) (each, a “Selling Shareholder” and collectively, the “Selling Shareholders”), and Lee Ping Wei, in the capacity as the representative for the Selling Shareholders (the “Shareholder Representative”),

Pursuant to the Share Purchase Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated by the Share Purchase Agreement (the “Transactions”), (i) each Selling Shareholder shall sell to Energem, and Energem shall purchase from each Selling Shareholder, all of the issued and outstanding Graphjet Shares, as set forth opposite the name of such Selling Shareholder on Exhibit A-1 of the Share Purchase Agreement, free and clear of any and all liens and encumbrances, in exchange for the right to receive such Selling Shareholder’s share of the Transaction Consideration (as defined below); (ii) Graphjet shall become a wholly-owned subsidiary of Energem; and (iii) Energem will change its name to Graphjet Technology.

Transaction Consideration

The aggregate transaction consideration to be paid pursuant to the Share Purchase Agreement to the Selling Shareholders, as of immediately prior to the Closing, for the purchase of all issued and outstanding Graphjet Shares, shall be that number of Energem Class A ordinary shares equal to (i) One Billion Three Hundred and Eighty Million U.S. Dollars ($1,380,000,000), minus (ii) the amount, if any, by which $30,000 (i.e., the target net working capital amount) exceeds the Net Working Capital Amount (but not less than zero) (as defined in the Share Purchase Agreement), minus (iii) the Closing Net Indebtedness amount (as defined in the Share Purchase Agreement), minus (iv) the amount of any Transaction Expenses (as defined in the Share Purchase Agreement), divided by ten dollars ($10.00) (in the aggregate, the “Consideration Shares”).

Each Selling Shareholder shall receive a number of Energem Class A ordinary shares equal to the aggregate Consideration Shares divided by the number of Graphjet Shares outstanding immediately prior to the Closing, multiplied by the number of Graphjet Shares held by such Selling Shareholder (the “Conversion Ratio”). The total consideration payable to the Selling Shareholders in accordance with the Share Purchase Agreement is also referred to herein as the “Transaction Consideration”.

Representations and Warranties

The Share Purchase Agreement contains a number of representations and warranties by each of Energem, Graphjet and the Selling Shareholders as of the date of the Share Purchase Agreement and as of the date of the Closing. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Share Purchase Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Share Purchase Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Share Purchase Agreement or in information provided pursuant to certain disclosure schedules to the Share Purchase Agreement. The representations and warranties made by Energem, Graphjet and the Selling Shareholders are customary for transactions similar to the Transactions.

Indemnification and Survival

The representations and warranties of Graphjet, Energem and the Selling Shareholders do not survive the Closing and Energem does not have any post-Closing indemnification obligations.

Covenants of the Parties

Each party agreed in the Share Purchase Agreement to use its commercially reasonable efforts to effect the Closing and obtain third party and regulatory approvals. The Share Purchase Agreement also contains certain customary covenants by Energem and Graphjet during the period between the signing of the Share Purchase Agreement and the earlier of the Closing or the termination of the Share Purchase Agreement in accordance with its terms (the “Interim Period”), regarding (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) provision of financial statements by Graphjet; (4) Energem’s public filings; (5) no insider trading; (6) notifications of certain breaches, consent requirements or other matters; (7) efforts to file the Registration Statement (as defined below); (8) tax matters; (9) further assurances; (10) election of the post-Closing board of directors; (11) public announcements; and (12) confidentiality.

Each party also agreed during the Interim Period not to solicit or enter into any inquiry, proposal or offer, or any indication of interest in making an offer or proposal for an alternative competing transactions, to notify the others as promptly as practicable in writing of the receipt of any inquiries, proposals or offers, requests for information or requests relating to an alternative competing transaction or any requests for non-public information relating to such transaction, and to keep the others informed of the status of any such inquiries, proposals, offers or requests for information. There are also certain customary post-Closing covenants regarding (1) tax matters; (2) maintenance of books and records; (3) indemnification of directors and officers; and (4) use of trust account proceeds.

The Share Purchase Agreement and the consummation of the transactions contemplated thereby require the approval of Energem’s shareholders. Energem agreed, as promptly as practicable after the effective date of the Share Purchase Agreement, to prepare, with reasonable assistance from Graphjet, and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Energem Class A ordinary shares to be issued to the Selling Shareholders as Transaction Consideration, and containing a proxy statement/prospectus for the purpose of soliciting proxies from the shareholders of Energem. The solicitation of proxies is required to obtain Energem’s shareholders approval of the Share Purchase Agreement and the consummation of the transactions contemplated thereby (collectively, the “Energem Shareholder Approval Matters”), at a special meeting of Energem’s shareholders (the “Energem Special Meeting”), and providing such shareholders an opportunity to participate in the Redemption.

The parties also agreed to take all necessary action, so that effective at the Closing, the board of directors of Energem (the “Post-Closing Board”) will consist of seven individuals, three (3) persons designated by Energem prior to the Closing and four (4) persons designated by Graphjet prior to the Closing. At least three (3) of the designees to the Post-Closing Board of Directors shall be independent directors in accordance with Nasdaq requirements. At or prior to Closing, Energem will provide each member of the Post-Closing Board with a customary director indemnification agreement, in form and substance reasonably acceptable to Energem, Graphjet and such director. The parties also agreed to take all action necessary, including causing Energem’s executive officers to resign, so that the individuals serving as the chief executive officer and chief financial officer, respectively, of Energem immediately after the Closing will be the same individuals as that of Graphjet immediately prior to the Closing.

During the Interim Period, Energem may, but is not required to, seek to enter into and consummate subscription agreements with investors relating to a private equity investment and/or backstop arrangements in connection with the Transactions (the “PIPE Investment”), and if so, Graphjet has agreed to cooperate in connection with such PIPE Investment and use its commercially reasonable efforts to cause such PIPE Investment to occur, including having Graphjet’s senior management participate in any investor meetings and roadshows as reasonably requested by Energem.

As part of the Energem Shareholder Approval Matters, Energem agreed, as promptly as practicable after the effective date of the Registration Statement, to solicit the approval of the Energem shareholders to amend the amended and restated memorandum and articles of association of Energem (the “Energem Charter Amendment”) to provide that (i) the name of Energem shall be changed to Graphjet Technology, and (ii) change certain provisions in the amended and restated memorandum and articles of association related to Energem’s status as a blank check company, and to file the Energem Charter Amendment with the Registrar of the Cayman Islands.

The parties agreed that during the Interim Period, Energem shall adopt an equity incentive plan and which will provide for awards for Energem Class A ordinary shares thereunder and within 30 days after the Closing, Energem shall file registration statement on Form S-8 with respect to the Energem Class A ordinary shares issuable under the equity incentive plan.

Closing Conditions

The obligations of the parties to complete the Closing are subject to various conditions, including the following mutual conditions of the parties unless waived:

●	receipt of Energem shareholder approval;

●	expiration of any applicable waiting periods under any antitrust laws;

●	receipt of requisite consents from governmental authorities to consummate the Transactions, and receipt of specified requisite consents from other third parties to consummate the Transactions;

●	the absence of any law or order that would prohibit the consummation of the Transactions or other transactions contemplated by the Share Purchase Agreement;

●	upon the Closing, after giving effect to the completion of the Redemption, Energem shall have net tangible assets of at least $5,000,001;

●	the absence of any pending claim, demand, action, litigation complaint, or other proceeding by or before a governmental authority seeking to enjoin the consummation of the Share Purchase Agreement and the other Transactions;

●	the members of the Post-Closing Board shall have been elected or appointed as of the Closing;

●	the effectiveness of the Registration Statement;

●	Energem and Graphjet shall have both received confirmation from Nasdaq that Energem’s Class A ordinary shares and warrants shall be eligible for continued listing on the Nasdaq Global Market; and

●	Graphjet shall have obtained directors and officers insurance.

Unless waived by Energem, the obligations of Energem to consummate the Share Purchase Agreement are subject to the satisfaction of the following additional conditions, in addition to customary certificates and other closing deliverables:

●	the representations and warranties of Graphjet being true and correct as of the effective date of the Share Purchase Agreement and as of the Closing (subject to Material Adverse Effect);

●	Graphjet having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Share Purchase Agreement required to be performed or complied with on or prior to the date of the Closing;

●	absence of any Material Adverse Effect with respect to Graphjet or a Selling Shareholder since the date of the Share Purchase Agreement which is continuing and uncured;

●	Energem having received a copy of the Graphjet’s charter certified by the Companies Commission of Malaysia in effect immediately prior to the Closing;

●	Energem having received Executive Employment Agreements executed by the Key Executives of Graphjet; and

●	Energem shall have received evidence reasonably acceptable to Energem that Graphjet shall have converted, terminated, extinguished and cancelled in full any outstanding convertible securities or commitments therefor.

Termination

The Share Purchase Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, (i) by the mutual written consent of Energem and Graphjet, if the Closing has not occurred by November 18, 2022, subject to extension if Energem secures one or more extensions of the deadline under its organizational documents and IPO prospectus to complete its initial business combination, (ii) by Energem or Graphjet if the Business Combination is prohibited by a governmental authority, (iii) by Energem or Graphjet after an uncured breach by a party of the representations, warranties, covenants, or agreements contained in the Share Purchase Agreement, (iv) by Energem or Graphjet after a material adverse effect on Graphjet or Energem, or (v) by Energem if Energem’s shareholders do not approve the Business Combination.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Share Purchase Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Share Purchase Agreement were made as of the execution date of the Share Purchase Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Share Purchase Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Share Purchase Agreement. Moreover, certain representations and warranties in the Share Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Share Purchase Agreement as characterizations of the actual statements of fact about the parties.

Lock-Up Provisions

The Share Purchase Agreement contains lock-up provisions that provide that each Selling Shareholder, severally and not jointly, agrees during the period commencing from the Closing and ending on the earlier of six months after the Closing and the date after the Closing on which Energem consummates a liquidation, merger, capital share exchange, reorganization, or other similar transaction with an unaffiliated third party that results in all of Energem’s shareholders having the right to exchange each Energem ordinary share for cash, securities, or other property (the “Lock-Up Period”) to not:

(i)	lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Energem Class A ordinary shares received by each Selling Shareholder in the transactions contemplated by this Agreement (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”);

(ii)	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities; or

(iii)	publicly disclose the intention to do any of the foregoing;

whether any such transaction described in clauses (i), (ii), or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii), or (iii), a “Prohibited Transfer”).

Agreements to Be Effective as of or Entered into at Closing

At the Closing, Energem, the Sponsor, the Sponsor’s founders and the Selling Shareholders (the “Subject Parties”) will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Energem will be obligated to file a registration statement to register the resale of certain securities of Energem held by the Subject Parties and the existing Energem registration rights agreement with the sponsor and founders will terminate. The Registration Rights Agreement will also provide the Subject Parties and the Sponsor with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Prior to the Closing, Energem will adopt an incentive equity plan (the “New Incentive Equity Plan”) that will provide for the grant of equity incentives of Energem Class A ordinary shares to the directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) following the Closing. Within 30 days after the Closing, Energem will file a registration statement on Form S-8 with respect to the Class A ordinary shares issuable under the New Incentive Equity Plan, and Energem will use reasonable efforts to maintain the effectiveness of the registration statement and maintain the current status of the prospectus contained therein for so long as awards granted pursuant to the New Incentive Equity Plan remain outstanding.

Prior to the Closing of the transactions contemplated by the Share Purchase Agreement, each key executive of Graphjet (the “Key Executives”) shall have entered into an executive employment agreement with Energem (each, an “Employment Agreement”), each of which Employment Agreements will become effective as of the Closing. The Employment Agreements contain non-solicitation provisions.

Prospectus and Proxy Statement

As promptly as practicable after the effective date of the Share Purchase Agreement, Energem will file with the SEC a Registration Statement on Form F-4 containing a prospectus and proxy statement (as amended or supplemented, the “Prospectus and Proxy Statement”) to be delivered to its shareholders in connection with a special meeting of Energem’s shareholders to be held to consider approval and adoption of (i) the Share Purchase Agreement and the Business Combination; (ii) the issuance of Energem’s Class A ordinary shares in connection with the Business Combination and any PIPE Investment; (iii) the second amended and restated memorandum and articles of association of Energem; (iv) the election of the members of the post-Closing Board whose terms will expire in 2023 and beyond; (v) Energem’s New Incentive Equity Plan; (vi) such other matters as the parties mutually determine to be necessary or appropriate in order to effect the Business Combination (the approvals described in foregoing clauses (i) through (vi), collectively, the “Shareholder Approval Matters”), and (vii) the adjournment of the special meeting of Energem’s shareholders, if necessary, to permit further solicitation and vote of proxies in the reasonable determination of Energem.

Stock Exchange Listing

Energem will use its reasonable best efforts to cause the Energem Class A ordinary shares issued in connection with the Share Purchase Agreement to be approved for listing on the Nasdaq Global Market at Closing. During the period from the date hereof until the Closing, Energem will use commercially reasonable efforts to maintain the listing of its units, Class A ordinary shares, and warrants for trading on the Nasdaq Global Market.

Item 7.01. Regulation FD Disclosure.

On August 1, 2022, Energem issued a press release announcing the execution of the Share Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

As discussed above, Energem intends to file the Prospectus and Proxy Statement with the SEC, which Prospectus and Proxy Statement will be delivered to its shareholders once definitive. This document does not contain all the information that should be considered concerning the Business Combination and the other Shareholder Approval Matters and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination and the other Shareholder Approval Matters. Energem’s shareholders and other interested persons are advised to read, when available, the Prospectus and Proxy Statement and the amendments thereto and other documents filed in connection with the Business Combination and other Shareholder Approval Matters, as these materials will contain important information about Energem, Graphjet, the Business Combination and the other Shareholder Approval Matters. When available, the Prospectus and Proxy Statement and other relevant materials for the Business Combination and other Shareholder Approval Matters will be mailed to shareholders of Energem as of a record date to be established for voting on the Business Combination and the other Shareholder Approval Matters. Shareholders will also be able to obtain copies of the Prospectus and Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Energem Corp., Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South Wilayah Persekutuan Kuala Lumpur, Malaysia.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or PIPE Financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

Energem and its directors and executive officers may be deemed participants in the solicitation of proxies from Energem’s shareholders with respect to the Business Combination and related matters. A list of the names of those directors and executive officers and a description of their interests in Energem is contained in Energem’s definitive Registration Statement on Form S-1, as filed on November 17, 2021, File No. 333-259443, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Energem Corp., Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South Wilayah Persekutuan Kuala Lumpur, Malaysia. Additional information regarding the interests of such participants will be contained in the Prospectus and Proxy Statement when available.

The Target and its directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from Energem’s shareholders in connection with the Business Combination and related matters. A list of the names of such parties and information regarding their interests in the Business Combination and related matters will be included in the Prospectus and Proxy Statement when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Graphjet’s industry and market sizes, future opportunities for Energem and Graphjet, Energem and Graphjet’s estimated future results and the transactions contemplated by the Share Purchase Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Share Purchase Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Energem’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of Energem’s securities; (ii) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed by Energem’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Energem; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Share Purchase Agreement, including the adoption of the Share Purchase Agreement by the shareholders of Energem, the satisfaction of the minimum cash amount following redemptions by Energem’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a track record for Graphjet to determine the market’s reaction to its technology; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Share Purchase Agreement on Graphjet’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Share Purchase Agreement disrupt current plans and operations of Graphjet; (viii) the outcome of any legal proceedings that may be instituted against Graphjet or Energem related to the Share Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of Energem’s securities on Nasdaq Global Market; (x) the price of Energem’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Graphjet operates, variations in performance across competitors, changes in laws and regulations affecting Graphjet’s business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Share Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Graphjet operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact Graphjet’s operations; (xiii) the risk that Graphjet and its current and future collaborators are unable to successfully develop and commercialize Graphjet’s products or services, or experience significant delays in doing so; (xiv) the risk that Graphjet may not achieve or sustain profitability; (xv) the risk that Graphjet will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that Graphjet experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Energem and Graphjet or the date of such information in the case of information from persons other than Energem or Graphjet, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Graphjet’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of August 1, 2022, by and among Energem Corp., Mr. Swee Guan Hoo, in his capacity as Purchaser Representative, Graphjet Technology Sdn. Bhd., and the Selling Shareholders.

2.2*	Form of Registration Rights Agreement

2.3*	New Incentive Equity Plan

2.4*	Form of Executive Employment Agreement

2.5*	Form of Indemnification Agreement

99.1	Press Release dated August 1, 2022

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

*	Affixed as exhibits to the Share Purchase Agreement
**	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Energem agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Energem has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGEM CORP.

Date: August 2, 2022	By:	/s/ Swee Guan Hoo
Name: Swee Guan Hoo
Title: Chief Executive Officer